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Flexible Purchase Payment Deferred Variable Annuity Application. Payment (or original of exchange/transfer request) must accompany
Application. Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA (the "Company") and address to:
P.O. BOX 9230 GMF, Boston, MA 02205-9230.

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1. OWNERS (APPLICANTS)                                             7. CONTINGENT BENEFICIARY
----------------------------------------------------------------   ----------------------------------------------------------------

Name*                                                              Name*
----------------------------------------------------------------   ---------------------------------------------------------------
        First           Middle           Last                              First       Middle       Last       Relationship
Address                                                                           _____ _____ _____    __ __ __ __ __ __ __ __ __
----------------------------------------------------------------   Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
        Street                                                                   |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
                                                                                  Month  Day   Year     Social Security Number
----------------------------------------------------------------
        City            State            Zip
                                             _____ _____ _____      ----------------------------------------------------------------
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     8. MY INVESTMENT
                                            |_____|_____|_____|     ----------------------------------------------------------------
                                             Month  Day   Year
                                                                    Allocate payment with application of $____________ as indicated
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __      below (Minimum Initial Investment of $25,000. Allocation
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |     percentages must total 100%):
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
   Social Security Number                   Tax ID Number           ____ % Manufacturers Adviser Pac Rim Emerging Mkts (038)

                                                                    ____ % T. Rowe Price Science & Technology (046)

----------------------------------------------------------------    ____ % Founders Int'l Small Cap (036)
2. CO-OWNER (OPTIONAL)
----------------------------------------------------------------    ____ % Warburg Pincus Emerging Growth (050)

Name*                                                               ____ % Pilgrim Baxter Growth (052)
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        First           Middle           Last                       ____ % Fred Alger Small/Mid Cap (041)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     ____ % Rowe Price-Fleming Int'l Stock (054)
                                            |_____|_____|_____|
                                             Month  Day   Year      ____ % Founders Worldwide Growth (056)
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |     ____ % Morgan Stanley Global Equity (039)
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
   Social Security Number                   Tax ID Number           ____ % Rosenberg Small Company Value (121)

----------------------------------------------------------------    ____ % Fidelity Equity (031)
3. SUCCESSOR OWNER (OPTIONAL)
----------------------------------------------------------------    ____ % Founders Growth (035)

Name*                                                               ____ % Manufacturers Adviser Quant Equity (053)
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        First           Middle           Last                       ____ % T. Rowe Price Blue Chip Growth (042)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     ____ % Manufacturers Adviser Real Estate Securities (057)
                                            |_____|_____|_____|
                                             Month  Day   Year      ____ % Miller Anderson Value (055)
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |     ____ % J.P. Morgan Int'l Growth & Income (047)
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
   Social Security Number                   Tax ID Number           ____ % Wellington Management Growth & Income (047)

----------------------------------------------------------------    ____ % T. Rowe Price Equity-Income (037)
4. ANNUITANT* (IF DIFFERENT FROM OWNER)
----------------------------------------------------------------    ____ % Founders Balanced (058)

Name*                                                               ____ % Fidelity Aggr Asset Alloc (034)
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        First           Middle           Last                       ____ % Miller Anderson High Yield (059)
Address
----------------------------------------------------------------    ____ % Fidelity Mod Asset Alloc (033)
        Street
                                                                    ____ % Fidelity Cons Asset Alloc (032)
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        City            State            Zip                        ____ % Salomon Brothers Strategic Bond (045)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     ____ % Oechsle Global Gov't Bond (040)
                                            |_____|_____|_____|
                                             Month  Day   Year      ____ % Manufacturers Adviser Capital Growth Bond (060)

 __ __ __ __ __ __ __ __ __                                         ____ % Wellington Management Inv Quality Bond (048)
|  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|                                        ____ % Salomon Brothers U.S. Gov't Securities (044)
   Social Security Number
                                                                    ____ % Manufacturers Adviser Money Market (049)
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5. CO-ANNUITANT (OPTIONAL)                                          FIXED ACCOUNT
----------------------------------------------------------------
                                                                    ____ % 1 Year (051)**
Name*
----------------------------------------------------------------    LIFESTYLE PORTFOLIOS
        First           Middle           Last
Address                                                             ____ % Cons 280 (184)
----------------------------------------------------------------
        Street                                                      ____ % Mod 460 (185)

----------------------------------------------------------------    ____ % Bal 640 (186)
        City            State            Zip
                                             _____ _____ _____      ____ % Growth 820 (187)
Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                            |_____|_____|_____|     ____ % Aggr 1000 (188)
                                             Month  Day   Year
 __ __ __ __ __ __ __ __ __                                         ** Not available in WA.
|  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|                                        ----------------------------------------------------------------
   Social Security Number                                           9. REMARKS

----------------------------------------------------------------
6. BENEFICIARIES                                                    ----------------------------------------------------------------
----------------------------------------------------------------
(Enclose signed letter if more information is required.)

Name*
---------------------------------------------------------------
        First       Middle       Last       Relationship
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number

Name*
---------------------------------------------------------------
        First       Middle       Last       Relationship
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number

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APP-VEN 10-2                 *Unless subsequently changed in accordance with terms of Contract issued.                          9/97
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10. TYPE OF PLAN (MUST BE COMPLETED)
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[ ] Non-Qualified or   [ ] IRA Rollover      [ ] IRA Transfer    [ ] IRA  Tax Year____________
                       [ ] Profit Sharing    [ ] 401(k)          [ ] SEP IRA Tax Year_________
                       [ ] Money Purchase    [ ] Keogh (HR-10)   [ ] 403(b)
                       [ ] Defined Benefit   [ ] 457             [ ] Other ___________________

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11. Will the purchase of this Annuity replace or change any other insurance or annuity? [ ] No  [ ] Yes
    (If yes, state company, contract number in Remarks, and attach replacement forms.)
    If 10035 exchange or other transfer of assets, attach original exchange form or letter.

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12. Has Annuitant or applicant(s) other annuities or insurance with the Company? [ ] No  [ ] Yes
    (If yes, list contract number in Remarks.)

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13. Maturity Date______________________(mm/yy) Default is later of Annuitant's 85th birthday or the
    10th contract anniversary.

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STATEMENT OF APPLICANT: It is hereby agreed that the Contract applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity
Service Office of the first payment required under the Contract. The foregoing information is true and complete to the best of the applicant's knowledge and belief and is correctly recorded. The Proposed
Owner agrees to be bound by the representations herein and acknowledges the receipt of an effective
Prospectus describing the Contract applied for. The Contract applied for is suitable for my insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Systematic Withdrawal Program, I/we agree that if any debit/transfer is erroneously received by the bank indicated on my voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

I UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN
BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT.


___________________________________________________________________________________________________
Signed in (State)     Date Signed     Signature of Owner/Applicant     Signature of Co-Owner

___________________________________________________________________________________________________
Signature of Annuitant        Signature of Co-Annuitant      Signature of Irrevocable Beneficiary
(if different from Owner)     (if different from Owner)      (if designated)


STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company? [ ] Yes [ ] No If yes, please explain under Remarks. I certify I am authorized and qualified to discuss the Contract herein applied for.



___________________________________________________________________________________________________
Signature of Agent            Agent Number         Print Full Name          Agency Number

___________________________________________________________________________________________________
Name of Firm                  Dealer Number        Agent Phone Number       State License ID Number


___________________________________________________________________________________________________
Brokerage Account Number



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APP-VEN 10-2                                                                                   9/97
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Initial below each VENTURE VISION service option you wish to elect.

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14. TELEPHONE TRANSFER AUTHORIZATION
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OWNER PLEASE INITIAL HERE __________

I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

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15. TELEPHONE WITHDRAWAL AUTHORIZATION
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OWNER PLEASE INITIAL HERE __________

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.

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16. CHECK PLUS - AUTOMATIC PURCHASE
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Owner please initial here __________

I authorize the Company to collect the amount indicated, on the due date specified, by initiating electronic debit entries to my account. A balance must exist before the program can commence.
(PLEASE ATTACH A VOIDED CHECK.)
Electronic purchase payments to my Contract in the amount of $__________ are to commence during the month of ______________.
Minimum payments for Non-Qualified: $1,000. Minimum payments for Qualified: $30
Indicate frequency: [ ] Monthly: on the [ ] 5th or [ ] 20th OR [ ] Quarterly: (20th of January, April, July and October)

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17. DOLLAR COST AVERAGING PROGRAM
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Owner please initial here __________

I authorize to have $__________ (minimum $100) over at least a one-year period transferred each month from the [ ] Money Market or [ ] U.S. Government Securities. Withdrawals should be made as follows:

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     $_________________ to the ______________________________ portfolio

     $_________________ to the ______________________________ portfolio

     $_________________ to the ______________________________ portfolio

[ ] Please make my first transaction on ___/___/___(mm/dd/yy) and monthly thereafter.

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18. SYSTEMATIC WITHDRAWAL PROGRAM
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Owner please initial here __________ .
I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 20% of payments may be withdrawn annually. When utilizing the Systematic Withdrawel Program,
I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the
Company harmless from any loss due to such electronic debits/transfers.
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From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________


Please indicate frequency:
[ ] Monthly or [ ] Quarterly (January, April, July and October) on the [ ] 7th [ ] 16th or [ ] 26th.
Please [ ] Withhold [ ] Do not withhold Federal Income Taxes
[ ] I wish to utilize Electronic Funds Transfer in the processing of my Systematic WithdrawAl Program.
Please attach a voided check or, if different from owner, make check payable to:

___________________________________________________________________________________________________
First                   Middle                       Last

___________________________________________________________________________________________________
Street                  City                         State                  Zip
(Please allow 7 business days for receipt of check.)

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APP-VEN 10-2                                                                                                    9/97

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Initial below each VENTURE VISION service option you wish to elect.

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19. AUTOMATIC REBALANCING
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OWNER PLEASE INITIAL HERE __________

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[ ] Quarterly [ ] Semi-Annually (June & December) [ ] Annually (December)

 ASSET ALLOCATIONS (must total 100%):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (038)    ____ % Founders Balanced (058)
____ % T. Rowe Price Science & Technology (046)             ____ % Fidelity Aggr Asset Alloc (034)
____ % Founders Int'l Small Cap (036)                       ____ % Miller Anderson High Yield (059)
____ % Warburg Pincus Emerging Growth (050)                 ____ % Fidelity Mod Asset Alloc (033)
____ % Pilgrim Baxter Growth (052)                          ____ % Fidelity Cons Asset Alloc (032)
____ % Fred Alger Small/Mid Cap (041)                       ____ % Salomon Brothers Strategic Bond (045)
____ % Rowe Price-Fleming Int'l Stock (054)                 ____ % Oechsle Global Gov't Bond (040)
____ % Founders Worldwide Growth (056)                      ____ % Manufacturers Adviser Capital Growth Bond (060)
____ % Morgan Stanley Global Equity (039)                   ____ % Wellington Management Inv Quality Bond (048)
____ % Rosenberg Small Company Value (121)                  ____ % Salomon Brothers U.S. Gov't Securities (044)
____ % Fidelity Equity (031)                                ____ % Manufacturers Adviser Money Market (049)
____ % Founders Growth (035)
____ % Manufacturers Adviser Quant Equity (053)             LIFESTYLE PORTFOLIOS
____ % T. Rowe Price Blue Chip Growth (042)                 ____ % Cons 280 (184)
____ % Manufacturers Adviser Real Estate Securities (057)   ____ % Mod 460 (185)
____ % Miller Anderson Value (055)                          ____ % Bal 640 (186)
____ % J.P. Morgan Int'l Growth & Income (043)              ____ % Growth 820 (187)
____ % Wellington Management Growth & Income (047)          ____ % Aggr 1000 (188)
____ % T. Rowe Price Equity-Income (037)

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APP-VEN 10-2                                                                                                    9/97
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